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                                                                      Exhibit 23
                                                                      ----------


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Borg-Warner Security Corporation's Registration Statements on Form S-8 (No. 33-23046 and No. 333-34877) and the Registration Statement on Form S-3 (No. 33-60294) of our reports dated February 2, 1999 appearing in and incorporated by reference in the Annual Report on Form 10-K of Borg-Warner Security Corporation for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP


Chicago, Illinois
March 30, 1999